EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Paul A. Merriman, Principal Executive Officer of MERRIMAN INVESTMENT TRUST (the "Trust"), certify that:

          1. The periodic report of the Registrant on Form N-CSR of the Trust (the "Report") for the period ending March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  May 25, 2004

/s/ Paul A. Merriman
---------------------------------------
Paul A. Merriman
Principal Executive Officer
                           MERRIMAN INVESTMENT TRUST

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to MERRIMAN INVESTMENT TRUST and will be retained by MERRIMAN INVESTMENT TRUST and furnished to the Securities and Exchange Commission or its staff upon request.

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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, William L. Notaro, Secretary, Treasurer and Principal Financial Officer of MERRIMAN INVESTMENT TRUST (the "Trust"), certify that:

          1. The periodic report of the Registrant on Form N-CSR of the Trust (the "Report") for the period ending March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  May 25, 2004

/s/ William L. Notaro
---------------------------------------
William L. Notaro
Secretary, Treasurer and Principal Financial Officer
MERRIMAN INVESTMENT TRUST



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to MERRIMAN INVESTMENT TRUST and will be retained by MERRIMAN INVESTMENT TRUST and furnished to the Securities and Exchange Commission or its staff upon request.